SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 9, 1996

                               FINISHMASTER, INC.
             (Exact name of registrant as specified in its charter)



             Michigan                    000-23222                38-2252096
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(State or other jurisdiction)     (Commission File Number)      (IRS Employer
                                                             Identification No.)



   4259 40th Street, SE, Kentwood, Michigan                        49512
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code            (616) 949-7604
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Item 1.  Change in Control of Registrant.

         At a closing held on July 9, 1996 (the "Closing Date"), LDI AutoPaints, Inc., an Indiana corporation ("AutoPaints"), and Maxco, Inc., a Michigan corporation ("Maxco") consummated the purchase and sale of all 4,045,000 shares of common stock, without par value ("Common Stock"), of FinishMaster, Inc. (the "Registrant") which were owned by Maxco (the "Stock Purchase"). The shares purchased and sold in the Stock Purchase (the "Shares") represent 67.4% of the total issued and outstanding shares of Common Stock of the Registrant.

         The Stock Purchase was consummated pursuant to a Stock Purchase Agreement dated June 5, 1996 (the "Purchase Agreement") among Lacy Distribution, Inc., an Indiana corporation and the corporate parent of AutoPaints ("Lacy"), Maxco, and LDI, Ltd., an Indiana limited partnership and the parent entity of Lacy and AutoPaints ("LDI"). Under an Assignment and Assumption Agreement dated as of the Closing Date, Lacy assigned all its right, title and interest in and to the Purchase Agreement to AutoPaints, and AutoPaints assumed of all obligations, duties, covenants and conditions of Lacy thereunder with respect to the purchase of the Shares, all with the consent of LDI and Maxco. As a result of the Stock Purchase, AutoPaints is now the beneficial owner of 67.4% of the total issued and outstanding shares of Common Stock of the Registrant.

         AutoPaints purchased the Shares from Maxco at a price of $11.50 per Share, or $46,517,500 in the aggregate (the "Purchase Price"). Pursuant to the Purchase Agreement, Maxco and certain directors of the Registrant prior to the Closing Date who are also directors of Maxco (the "Individual Restricted Parties") entered into a Non-Competition Agreement with Lacy, effective as of the Closing Date, pursuant to which Maxco and the Individual Restricted Parties are to receive consideration in the aggregate amount of $16,500,000 (the "Non-Compete Consideration"). The Non- Compete Consideration is payable according to the following schedule: (i) $12,000,000 was paid to Maxco on the Closing Date, and (ii) $4,500,000 in the aggregate is to be paid to Maxco and the four Individual Restricted Parties in five annual installments of $900,000 each commencing in July, 1997. Of each such annual installment of $900,000, $20,000 is payable to each of the four Individual Restricted Parties and the remainder ($820,000) is payable to Maxco.

         A portion of the Purchase Price was obtained under an existing $200,000,000 revolving credit facility evidenced by a Credit Agreement dated as of March 29, 1996, as amended from time to time, among LDI, Lacy, various financial institutions and Bank of America National Trust and Savings Association, as Agent.

         In accordance with the Purchase Agreement, six (6) individuals executed and delivered their resignations as directors of the Registrant, effective immediately upon the closing of the Stock Purchase (the "Closing"). Simultaneously therewith, certain individuals designated by Lacy and AutoPaints


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were elected to the Board of Directors of the  Registrant  to fill the vacancies created by such resignations. In addition, effective immediately upon the Closing, certain officers of the Registrant who are also officers of Maxco executed and delivered their resignations as officers of the Registrant.

         The following individuals resigned as directors and/or officers of the Registrant as of the Closing Date (collectively, the "Resigning Directors"): (i) Max A. Coon Chairman of the Board; (ii) Eric L. Cross - Secretary and Director;
(iii) Richard G. Johns - Director; (iv) Vincent Shunsky - Treasurer and Director, (v) Douglas A. Milbury - Director; and (vi) Gary W. Ross - Director.

         The following individuals have been elected to the Board of Directors of the Registrant to fill the vacancies created by such resignations
(collectively, the "Designated Directors"): (a) Andre B. Lacy, (b) Thomas U. Young, (c) Margot L. Eccles, (d) William J. Fennessy and (e) Walter S. Wiseman. The Designated Directors, together with Messrs. Michael J. Siereveld, James F. White and Ronald P. White, constitute the Board of Directors of the Registrant following the Stock Purchase.

         At a meeting held on July 10, 1996, the Board of Directors of the Registrant elected the following individuals as officers of the Registrant:

                 Name                                       Office
        --------------------                     ----------------------------
        Andre B. Lacy                            Chairman of the Board and
                                                     Chief Executive Officer
        Thomas U. Young                          Vice Chairman of the Board
        Ronald P. White                          President and
                                                     Chief Operating Officer
        Michael J. Siereveld                     Senior Vice President
        Roger A. Sorokin                         Vice President - Finance
        Christopher R. Banner                    Vice President - Operations
        William J. Fennessy                      Treasurer
        Robert H. Reynolds                       Secretary



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

Item 4.  Change in Registrant's Certifying Accountant

         At a meeting held on July 10, 1996, the Board of Directors of the Registrant approved the appointment of Coopers & Lybrand, LLP as its independent auditor for the fiscal year ending March 31, 1997, to replace the firm of Ernst & Young, LLP ("Ernst & Young"). The decision to change auditors was recommended and approved by the Board of Directors of the Registrant.

         Ernst & Young's report on the Registrant's financial statements during the two most recent fiscal years contained no adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope or accounting principles. During the last two fiscal years and subsequent interim periods preceding this change, there were no disagreements between the Registrant and Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         The Company has requested Ernst & Young to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 12, 1996, is filed as Exhibit 16 to the 8-K.

Item 7.  Financial Statements and Exhibits

         Exhibit 16 - Letter Re: Change in Certifying Accountant.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FINISHMASTER, INC.


                                         By: /s/ Andre B. Lacy
                                             -----------------------------------
                                             Andre B. Lacy, Chairman of
                                                 the Board and Chief Executive
                                                 Officer



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